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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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    Date of Report (Date of Earliest Event Reported):  December 3, 1996

                         THE MORNINGSTAR GROUP INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            0-19075                                    75-2217488
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

         5956 Sherry Lane, Suite 1500
            (formerly Suite 1800)
                Dallas, Texas                               75225-6522
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (214) 360-4700
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 2.   Acquisition or Disposition of Assets.

               On December 3, 1996, The Morningstar Group Inc., a Delaware corporation (the "Company"), acquired (the "Acquisition") all of the issued and outstanding shares of capital stock of Presto Food Products, Inc., a California corporation ("Presto"), from the shareholders of Presto (the "Presto Shareholders") for $133,500,000 pursuant to a Stock Purchase Agreement (the "Agreement"), dated as of October 20, 1996, by and among the Company, Presto and the Presto Shareholders. The consideration paid at closing to the Presto Shareholders pursuant to the Agreement consisted of cash in the aggregate amount of approximately $104,000,000 (of which $10,000,000 was placed in escrow as security for the post-closing indemnification obligations of the Presto Shareholders) and assumed liabilities of $29,500,000. The consideration paid pursuant to the Agreement was determined through arm's length negotiation between the parties.

               The cash consideration paid pursuant to the Agreement was funded with borrowings under a Credit Agreement, dated as of December 2, 1996, among the Company, certain Lenders identified therein and NationsBank of Texas, N.A., a national banking association, as a Lender, as Swing Line Lender, and as Agent for itself and the other Lenders.

               The foregoing summary is subject to the full text of the Stock Purchase Agreement referenced in Exhibit 2.1 below and the Credit Agreement referenced in Exhibit 2.2 below.

     ITEM 7.   Financial Statements, Pro Forma Financial Information and
     Exhibits.

               (a)  Financial Statements of Business Acquired.
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                    It is impracticable to file the financial statements of
     Presto Food Products, Inc. required by this Item 7(a) at this time because such statements are not available. Such statements will be filed pursuant to Item 7(a)(4) of Form 8-K as soon as practicable, but not later than February 17, 1997, the first business day 60 days after the due date of this Current Report on Form 8-K.

































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               (b)  Pro Forma Financial Information.
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                    It is impracticable to file the pro forma financial
     information required by this Item 7(b) at this time because such information is not available. Such information will be filed pursuant to Item 7(b)(2) of Form 8-K as soon as practicable, but not later than February 17, 1997, the first business day 60 days after the due date of this Current Report on Form 8-K.

               (c)  Exhibits.
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                    Exhibit 2.1 - Stock Purchase Agreement, dated October
                    20, 1996, among The Morningstar Group Inc., Presto Food Products, Inc. and the shareholders of Presto signatory thereto.

                    Exhibit 2.2 - Credit Agreement, dated December 2, 1996, among The Morningstar Group Inc., NationsBank of Texas, N.A. and the Lenders party thereto.

                    Exhibit 10.1 - Employment Agreement, dated October 1, 1996, between The Morningstar Group Inc. and C. Dean Metropoulos.




















































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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE MORNINGSTAR GROUP INC.
                                   (Registrant)

     Date:     December 18, 1996   By:  /s/ Joseph B. Armes
                                        -----------------------------------
                                        Joseph B. Armes
                                        Vice President and
                                        General Counsel





























































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               The registrant hereby agrees to supplementally furnish to
     the Securities and Exchange Commission, upon request, copies of all schedules to the Stock Purchase Agreement, dated as of October 20, 1996, among The Morningstar Group Inc., Presto Food Products, Inc. and the shareholders of Presto signatory thereto, as listed below:

          SCHEDULES

          2.10      Individuals With Knowledge
          3.1       Corporate Existence, Qualification and Power of Presto
          3.2       Authorization of Agreement by Presto
          3.3 Ownership of Presto Securities, Power to Convey and Absence of Conflicts
          3.4       Capitalization
          3.5       Ability to Conduct the Business
          3.6       Financial Statements
          3.7       Subsequent Events to June 30, 1996
          3.8       Presto Inventories
          3.9       Undisclosed Liabilities
          3.11      Title to, Use and Condition of, the Presto Fixed Assets
          3.12      Presto Realty
          3.13      Presto Leases
          3.14      Presto Intellectual Property
          3.15      Necessary Property
          3.16      Customer Contracts, Other Contracts and Commitments
          3.17      No Breach of Statute, Decree, or Order
          3.18      Litigation
          3.19      Presto Accounts Receivable
          3.20      Certain Relationships
          3.21      Benefit Plans
          3.22      Environmental Matters
          3.23      Labor Relations; Employees
          3.25      Insurance
          3.26      Dividends
          3.30      Financial Institution Relationships








































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          3.31      Spousal Consents
          3.32      Customers and Suppliers
          4.4       Financing
          5.1       Operation of Business

                                   THE MORNINGSTAR GROUP INC.

     Date:     December 18, 1996   By:  /s/ Joseph B. Armes
                                        -----------------------------------
                                        Joseph B. Armes
                                        Vice President and
                                        General Counsel































































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                                  EXHIBIT INDEX
          Exhibit
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          2.1  -    Stock Purchase Agreement, dated October 20, 1996, among
                    The Morningstar Group Inc., Presto Food Products, Inc. and the shareholders of Presto signatory thereto.

          2.2  -    Credit Agreement, dated December 2, 1996, among The
                    Morningstar Group Inc., NationsBank of Texas, N.A. and the Lenders party thereto.

          10.1 - Employment Agreement, dated October 1, 1996, between The Morningstar Group Inc. and C. Dean Metropoulos.
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